Management Discussion and Analysis


March 20, 2002



Dear Fellow Shareholder:

I've discussed in several previous reports the Signature Fund's significant underperformance in the fall of 1999. During that period, the fund was not yet open to outside shareholders. It, in fact, had only one shareholder, a co-owner of Lindbergh Capital Management, the fund's advisor. The fund was sitting mostly in cash just as technology stocks began their final, parabolic blowoff. Under the rules, the returns of this period are part of the fund's permanent track record. As a result, the Signature Fund's "Since Inception" return is only slightly ahead of the S&P 500, its target index for comparison purposes (see table). Most importantly, though, no single outside shareholder was penalized
for   this   period   of   underperformance.

-------------------------------- --------------- ------------ ------------
                                     Since        Calendar       Since
                                  Jan. 1, 2000    Year 2001   Inception*
-------------------------------- --------------- ------------ ------------

Lindbergh Signature Fund             -6.9%          -11.5%       -4.2%
S&P 500                             -11.2%          -11.9%       -4.7%
Wilshire 5000                       -11.4%          -10.9%       -3.8%
Russell 2000                         -2.0%            2.7%        5.3%
NASDAQ                              -32.6%          -21.0%      -17.4%
-------------------------------- --------------- ------------ ------------

*Fund inception  - October 1, 1999
-------------------------------- --------------- ------------ ------------

Nonetheless, since the beginning of January 2000, when the fund was opened to outside shareholders, the fund's annualized loss has averaged -6.9% (see table). By comparison, the S&P 500's losses were -11.2% over the same period. The Wilshire 5000's losses were running at a -11.4% annual rate. (Please note, because the returns shown under the headings "Since Inception" and "Since Jan. 1, 2000" exceed one year, they are average-annual rates of return.)

The fund's performance relative to more narrow stock market indexes varied considerably. Compared to the broader U.S. stock market, for example, small company stocks as measured by the Russell 2000, have performed quite well over the past two years. This is somewhat surprising as small stocks tend to be among those sectors hardest hit during steep market declines. But after suffering through six years of sub-par returns, small stocks are much more cheaply priced than their large company counterparts. This is the most likely reason small stocks have held up better than most during this period of market weakness.

The tech-stock dominated NASDAQ Index tells a completely different story. With the bursting of the tech-stock bubble, it's hardly surprising that the fund's returns have easily topped that of the NASDAQ's. (The indexes shown above are not managed portfolios. They are broad based, capitalization weighted indexes composed of U.S. companies. Please note, the returns shown for the S&P 500, Wilshire 5000, and the Russell 2000 include dividend income. The returns for the NASDAQ do not include dividends, but NASDAQ stocks tend to pay little or no dividends. )

That's the past, but what can we reasonably expect in the weeks and months ahead?

My last report on Signature Fund's results was written the week of September 24. I was reasonably optimistic in my outlook for both the economy and the stock market despite the recent terrorist attacks.

Here, for example, are some of my comments from that report:

     "But nothing better characterizes the U.S. economy than its remarkable resiliency . . . I certainly have no doubt that the economy and the spirit of the American people will recover from the shock of this tragedy and with it, the nation's stock market."

I continued with this point regarding the U.S. stock market:

     ". . . there's a fairly good possibility that we've already seen the low for this bear market cycle. If so, then all that's needed is some time; time for the market to heal its wounds and to build a stage from which to launch the next bull market.
     We're not there yet, but my sense is, we're getting much closer."

My optimism on the economy wasn't misplaced. But with the stock market, I'm not so sure. In late September, a lot of factors were falling into place that suggested the bear market was entering its late, final stage. Foremost among these positive developments was the Market Meter. The indicators comprising the Meter were showing clear signs of improvement. But by early November, this progress began to fade. As a result, there was no net change in the Market Meter's outlook. Today, with a score of 50, the Market Meter remains stuck in the NEUTRAL mode, just as it was in late September.

In principle, a Market Meter NEUTRAL reading is neither bearish nor bullish. It simply means, that, in the three to six months ahead, the stock market is just as likely to head up as down.

You may recall . . . the market did indeed bounce back quickly after the sell off following the Trade Center attacks, but that rally soon stalled. All subsequent rally attempts have likewise fizzled. When you add it all up, the stock market's recovery from its September lows has done nothing more than return the major stock averages to the lower end of their pre-September 11 trading ranges.

One thing is clear, this kind of erratic performance is uncharacteristic of new bull markets. It is, though, quite consistent with the Meter's NEUTRAL outlook, and in that sense, it's not surprising.

The stock market is trading as if in a quandary, and no wonder. On the one hand, the economy seems clearly established on a more vigorous growth path. But on the other hand, corporate profits are being squeezed by falling prices and rising costs. Also, due to the fallout from Enron, companies have less room to employ artful accounting as a way to weasel out of this profit squeeze.

Just how will the market resolve this impasse? For investors, that's the real question. Taken at face value, the Market Meter, with its NEUTRAL reading, isn't providing any clues.

Nonetheless, at this point, I think for the stock market, the risks clearly remain on the downside for two reasons. First, the stock market is unlikely to make a sustained advance until the Meter gives a BUY signal. The second reason relates to investor attitudes. I discussed my concerns about this problem in a mid-December issue of the Lindbergh Perspective. Here's an excerpt:

     "Surveys today show investors remain remarkably complacent/bullish as they have throughout most of this stock market downturn. This is very bizarre. During most bear markets, fear supplants greed. Investors become more concerned about keeping their shirts on their back than missing out on the next big up move."

And now, three months later, Wall Street still has one thing very much in common with Main Street - both camps are bullish on stocks, excessively bullish. Such complacency and optimism at this stage is not a good sign. On the contrary, it's a warning sign of more trouble ahead. The stock market is often described as the "Great Humiliator." It will do whatever it can to humiliate and confound the greatest number of people. Nothing would more surprise the vast herd than a resumption of the bear market.

All this suggest that this stock market bear hasn't finished its job; there's more work to be done on the downside. Since a resumption of the bear market is the most likely scenario, I want to make sure the Signature Fund is positioned to exploit it.

Accordingly, I'm continuing to follow the plan that was put in place prior to last September. Here's a brief summary of the plan: When the stock market, as measured by the S&P 500 Index, trades below 1140, the Signature Fund's net stock position will have been reduced to about 50% of fund assets. This will, likewise, increase the fund's cash reserves to 50% of assets.

A cash reserve of this size offers two benefits: First, it greatly reduces the fund's risk exposure if stock prices do indeed head lower. Second, it provides the resources to purchase stocks at much cheaper average prices if the bear market resumes.

While I'm working to minimize losses if the stock market sell off resumes, it's just as important not to miss out on a major new advance in the market. While this is the less likely scenario, it, of course, can't be ruled out. Therefore, when the S&P 500 Index advances into the 1140 to 1200 range, the Signature Fund's stock holdings will increase in a stepwise fashion. Under this plan, if, or when, the S&P 500 closes above 1200, the fund will be 100% invested in stocks or stock equivalents.

As mentioned above, I've been managing the fund according to this script for some time - about eight months to be exact. I expect to continue with this plan until the market resolves its quandary and/or the Market Meter gives a more clear cut signal as to where the risk lies.

If this quandary is ultimately resolved by a resumption of the bear market, one should remember that there's a method behind the seeming madness. I made a few points relating to this in a letter to our advisory clients mailed ten days after the September 11 attacks.

     "The stock market bear is in the process of purging such speculative excesses from the system; excesses that had built up over the four years or so preceding the current downturn. For better or worse, this is the way the system works.

     "When the stock market bear has completed its task, some measure of discipline will again return to the investment process. That is, the stock market will cease functioning as a casino, as it has over much of the past four years, and return to its traditional role where serious investors put their money at RISK so they can reap, over the long term, the fruits of American capitalism.

     "In conclusion, while we're in the midst of suffering losses, it's important to remember that this bear market will end like all the rest. And when it does, it will have set the stage for new opportunities and rewards with the onset of a new bull market. When this day arrives, many former stock investors will remain on the sidelines, frozen at the switch. I, however, will be working to exploit this new opportunity for you and our other clients. We do have quite a bit of cash and when the opportunity arrives, I will be put-ting it to work. But in the meantime, we must be patient and let this excising process run its course."

The "excising process" just described was interrupted, and thus has not yet run its course. That's unfortunate in my view because it has delayed the onset of a new bull market. But the fact it's taking more time to flush out the excesses of the last bull run should come as no surprise. Enron, for example, symbolized the speculative froth unleashed during the formation of the great equity bubble, but it was little more than a drop in the bucket. Given the size of the mess, it's taking the market more time to clean up the problem.

It's hard to say how or when this task will be complete. But in the meantime, my goal as your manager of the Signature Fund is to opportunistically take advantage of whatever the stock market sends our way . . . whether good, bad, or indifferent. Please stay tuned!

Sincerely yours,

PUT GRAPH DATA HERE

Schedule of Investments - February 28, 2002
(Unaudited)

COMMON STOCKS - 67.4%


                           Accident  Health Insurance - 0.2%
          7,000            Conseco, Inc.                                                                          $ 26,250
                                                                                                    -----------------------

                           Apparel  Other Finished Products Of Fabrics  Similar Material - 3.7%
          11,000           Oshkosh B'Gosh, Inc.                                                                    437,690
                                                                                                    -----------------------

                           Beverages - 4.0%
          8,600            Constellation Brands, Inc. - Class A*                                                   467,410
                                                                                                    -----------------------

                           Federal  Federally-Sponsored Credit Agencies - 2.2%
          4,060            Federal Home Loan Mortgage Corp.                                                        258,784
                                                                                                    -----------------------

                           Functions Related to Depository Banking - 2.4%
          9,220            Concord EFS, Inc.*                                                                      276,877
                                                                                                    -----------------------

                           Heavy Construction Other Than Building Const - Contractors  - 3.0%
          5,200            Jacobs Engineering Group, Inc.                                                          350,740
                                                                                                    -----------------------

                           Manufacturers - Diversified - 2.7%
          6,400            Teleflex, Inc.                                                                          316,032
                                                                                                    -----------------------

                           Managed Care - 2.1%
          1,990            Wellpoint Health Network, Inc.                                                          242,024
                                                                                                    -----------------------

                           Misc. Food Perparations  Kindred Products - 3.1%
          8,000            American Italian Pasta Co.*                                                             360,240
                                                                                                    -----------------------

                           Misc. Shopping Goods Stores - 1.3%
          8,200            Office Depot, Inc.*                                                                     155,882
                                                                                                    -----------------------

                           Operative Builders - 3.5%
          7,900            Pulte Corp.                                                                             410,326
                                                                                                    -----------------------

                           Orthopedic, Prosthetic  Surgical Appliances  Supplies - 2.6%
          9,840            Biomet, Inc.                                                                            300,710
                                                                                                    -----------------------

                           Real Estate Investment Trusts - 1.8%
          6,770            Kimco Realty Corp.                                                                      210,005
                                                                                                    -----------------------

                           Retail-Auto Dealers  Gasoline Stations - 2.1%
          6,530            Group 1 Automotive, Inc.*                                                               245,071
                                                                                                    -----------------------

                           Retail-Auto  Home Supply Stores - 2.1%
          7,570            O'Reilly Automotive, Inc.*                                                              250,189
                                                                                                    -----------------------

                           Retail-Catalog  Mail-Order Houses - 1.9%
          5,290            Schein Henry, Inc.*                                                                     227,523
                                                                                                    -----------------------




Schedule of Investments - February 28, 2002
(Unaudited)
                           Retail-Eating Places - 7.7%
         10,700            Applebees International, Inc.                                                         $ 386,056
          7,580            Brinker International, Inc.*                                                            260,297
          9,480            Sonic Corp.*                                                                            253,306
                                                                                                    -----------------------
                                                                                                                   899,659
                                                                                                    -----------------------

                           Retail-Lumber & Other Building Materials Dealers - 2.2%
          5,750            Lowe's Companies, Inc.                                                                  260,187
                                                                                                    -----------------------

                           Retail-Women's Clothing Stores - 2.4%
          8,250            Chico's Fas, Inc.*                                                                      279,180
                                                                                                    -----------------------

                           Retail-Family Clothing Stores - 2.1%
          6,830            Ross Stores, Inc.                                                                       246,290
                                                                                                    -----------------------

                           Services-Computer Processing  Data Preparation - 2.6%
          7,275            FiServ, Inc.*                                                                           310,933
                                                                                                    -----------------------

                           Services-Computer Programming, Data Processing, Etc. - 2.1%
          4,730            Gtech Holdings Corp.*                                                                   252,298
                                                                                                    -----------------------

                           Services-Personal Services - 6.1%
          9,800            Block (HR), Inc.                                                                        494,410
          8,670            Regis Corp.                                                                             220,045
                                                                                                    -----------------------
                                                                                                                   714,455
                                                                                                    -----------------------

                           Services-Nursing  Personal Care Facilities - 1.2%
          6,250            Sunrise Assited Living, Inc.*                                                           145,812
                                                                                                    -----------------------

                           Trucking (No Local) - 2.3%
         12,252            Heartland Express, Inc.*                                                                276,046
                                                                                                    -----------------------

TOTAL COMMON STOCKS (Cost $6,556,736)                                                                            7,920,613
                                                                                                    -----------------------

INVESTMENT COMPANIES - 5.6%
          5,000            iShares Russell 2000 Value Index Fund (Cost$632,600)                                  $ 653,500
                                                                                                    -----------------------

SHORT-TERM INVESTMENTS

                           U.S. Government Securities - 8.5%
        1,000,000          U.S. Treasury Bill, 1.85%, due 05/02/02 (Cost $996,814) (a)                             997,072
                                                                                                    -----------------------

                           Money Market Securities - 20.2%
        2,371,828          UMB Money Market Fiduciary Fund 0.20%, (b) (Cost $2,371,828)                          2,371,828
                                                                                                    -----------------------

TOTAL INVESTMENTS (Cost $10,557,978) - 101.7%                                                                   11,943,013
                                                                                                    -----------------------
Liabilities in excess of cash and other assets - (1.7)%                                                           (198,181)
                                                                                                    -----------------------
TOTAL NET ASSETS - 100.0%                                                                                     $ 11,744,832
                                                                                                    -----------------------

* Non-Income Producing
(a) Securities segregated as initial margin for open futures contracts are $500,000 of the total $1,000,000 investment.
(b) Variable rate security; the coupon rate shown represents the rate at February 28, 2002.
See accompanying notes which are an integral part of the financial statements.

Statement of Assets & Liabilities
February 28, 2002
(Unaudited)

ASSETS
                                                                                                        Amount

        Investments in securities, at value (cost $10,557,978)                                                $ 11,943,013
        Cash                                                                                                        12,192
        Dividends receivable                                                                                         2,072
        Interest receivable                                                                                             99
        Variation margin on futures contracts                                                                        2,000
        Receivable for fund shares sold                                                                             36,642
        Prepaid expenses                                                                                             4,213
                                                                                            -------------------------------
             Total assets                                                                                       12,000,231
                                                                                            -------------------------------

LIABILITIES


        Payable for investments purchased                                                                        $ 230,574
        Other payables and accrued expenses                                                                         24,778
                                                                                            -------------------------------
             Total liabilities                                                                                     255,352
                                                                                            -------------------------------

        Net Assets                                                                                            $ 11,744,879
                                                                                            ===============================

SOURCES OF NET ASSETS


        Net Assets consist of:
        Paid in capital                                                                                         14,784,976
        Accumulated net investment income (loss)                                                                  (105,936)
        Accumulated net realized loss on investments                                                            (4,259,009)
        Net unrealized appreciation (depreciation) on:
          Investments                                                                                            1,385,035
          Futures contracts                                                                                        (60,187)
                                                                                            -------------------------------

        Net Assets                                                                                            $ 11,744,879
                                                                                            ===============================

        Net Assets Value

        Shares of capital stock outstanding (no par value, Unlimited shares authorized)                            144,504

        Net asset value, offering and redemption price per share ($11,744,879 / 144,504)                           $ 81.28
                                                                                            ===============================


See accompanying notes which are an integral part of the financial statements.

Statement of Operations
  - for the six months ended February 28, 2002 (Unaudited)

INVESTMENT INCOME


        Dividend income                                                                             $ 63,026
        Interest income                                                                               19,788
                                                                                             ----------------
        Total Income                                                                                  82,814
                                                                                             ----------------


EXPENSES


        Investment advisory fee (Note 3)                                                              44,131
        Transfer agent fees                                                                            7,439
        Administration fees                                                                            8,927
        Legal fees                                                                                     9,175
        Pricing & bookkeeping fees                                                                     8,927
        Custodian fees                                                                                 3,471
        Insurance fees                                                                                   635
        Registration fees                                                                              2,936
        Audit fees                                                                                     5,207
        Trustees' fees                                                                                 3,471
        Out of pocket fees                                                                             2,232
        Printing fees                                                                                  1,984
        Miscellaneous fees                                                                             1,984
                                                                                             ----------------
        Total expenses before waived & reimbursed expenses                                           100,519
        Expenses waived & reimbursed by Adviser (Note 3)                                             (56,323)
                                                                                             ----------------
        Total operating expenses                                                                      44,196
                                                                                             ----------------
        Net Investment Income (Loss)                                                                  38,618
                                                                                             ----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS


        Net realized gain (loss) on:
          Investment securities                                                                     (762,457)
          Futures contracts                                                                           (5,764)
        Change in net unrealized appreciation (depreciation) on:
          Investment securities                                                                    1,013,150
          Futures contracts                                                                          120,684
                                                                                             ----------------
        Net gain (loss) on investment securities                                                     365,613
                                                                                             ----------------
        Net increase (decrease) in net assets resulting from operations                            $ 404,231
                                                                                             ================


See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS





       Operations:
          Net investment income (loss)                                               $ 38,618              $ 229,906
          Net realized gain (loss) on investment securities                          (768,221)            (3,435,240)
          Change in net unrealized appreciation (depreciation)                      1,133,834               (524,048)
                                                                          --------------------  ---------------------
          Increase (decrease) in net assets resulting from operations                 404,231             (3,729,382)
                                                                          --------------------  ---------------------

       Distributions to shareholders:
          From net investment income                                                 (230,003)              (472,926)
          From net realized gain                                                            -               (437,995)
                                                                          --------------------  ---------------------
         Total distributions                                                         (230,003)              (910,921)
                                                                          --------------------  ---------------------

       Share Transactions:
          Net proceeds from sale of shares                                            104,579              1,203,164
          Shares issued in reinvestment                                               230,003                910,921
          Shares redeemed                                                          (1,692,132)               (27,253)
                                                                          --------------------  ---------------------
          Net increase (decrease) in net assets resulting
            from share transactions                                                (1,357,550)             2,086,832
                                                                          --------------------  ---------------------
       Total increase (decrease) in net assets                                     (1,183,322)            (2,553,471)
                                                                          --------------------  ---------------------

       Net Assets:
          Beginning of period                                                      12,928,201             15,481,672
                                                                          --------------------  ---------------------
          End of period [including accumulated net investment
            income (loss) of $(105,936) and $85,449, respectively]               $ 11,744,879           $ 12,928,201
                                                                          ====================  =====================

       Transactions in Fund Shares:
       Shares sold                                                                      1,324                 13,171
       Shares reinvested                                                                2,897                 10,068
       Shares redeemed                                                                (21,878)                  (288)
                                                                          --------------------  ---------------------
       Net increase (decrease) in number of shares outstanding                        (17,657)                22,950
                                                                          ====================  =====================


See accompanying notes which are an integral part of the financial statements.

Financial Highlights

                                                                 Six months
                                                                    ended                           Period Ended
                                                              February 28, 2002      Year ended       August 31,
                                                                (Unaudited)       August 31, 2001      2000 (a)
        Selected Per Share Data:
        Net asset value, beginning of period                         $ 79.72          $ 111.21         $ 100.00
                                                                -------------     -------------    -------------
        Income from investment operations
           Net investment income                                        0.25              1.52             4.18
           Net realized and unrealized gain (loss)                      2.79            (28.05)            8.75
                                                                -------------     -------------    -------------
        Total from investment operations                                3.04            (26.53)           12.93
                                                                -------------     -------------    -------------
        Less Distributions:
           From net investment income                                  (1.48)            (3.26)           (1.71)
           From net realized gain                                          -             (1.70)           (0.01)
                                                                -------------     -------------    -------------
        Total distributions                                            (1.48)            (4.96)           (1.72)
                                                                -------------     -------------    -------------

        Net asset value, end of period                               $ 81.28           $ 79.72         $ 111.21
                                                                =============     =============    =============

        Total Return                                                   3.86% (b)        (23.28)%         13.07% (b)

        Ratios and Supplemental Data:
        Net assets, end of period (000)                             $ 11,745          $ 12,928         $ 15,482
        Ratio of expenses to average net assets                        0.75% (c)         0.75%            0.75% (c)
        Ratio of expenses to average net assets
           before waiver & reimbursement                               1.71% (c)         1.57%            2.00% (c)
        Ratio of net investment income to
           average net assets                                          0.66% (c)         1.66%            4.33% (c)
        Ratio of net investment income to
           average net assets before waiver & reimbursement            (0.30)(c)         0.85%            3.08% (c)
        Portfolio turnover rate                                       30.88%            62.79%            5.38% (c)

(a)     For the period October 1, 1999 (commencement of operations) to August
        31, 2000.
(b) For periods of less than one full year, total returns are not annualized.
(c)  Annualized


See accompanying notes which are an integral part of the financial statements.

Lindbergh  Signature  Fund
Notes to the Financial  Statements
February 28, 2002
(Unaudited)

Note 1 - General

The Lindbergh Signature Fund (the "Fund") is organized as a non-diversified series of Lindbergh Funds, a Massachusetts business trust, pursuant to a trust agreement dated June 16, 1999. The Lindbergh Signature Fund's primary objective is to increase the value of your investment over the long-term through capital appreciation and earned income. Capital preservation is an important but secondary objective. The Fund seeks to achieve this objective by investing in common stocks, bonds and money market instruments in proportions consistent with their expected returns and risk as assessed by the Fund's adviser, Lindbergh Capital Management, Inc. (the "Adviser"). In evaluating potential risk and return tradeoffs, the Adviser reviews general macro-economic conditions, Federal Reserve policy and employs various analytical models.

When, in the Adviser's judgment, conditions are favorable for stock investments, the fund will normally be fully invested in commons stocks. If however, in the Adviser's view, stock market conditions are less favorable for investors, all or a portion of the fund assets will be shifted out of stocks and into such fixed income investments as bonds and cash. The Fund is permitted to be 100% invested in any one of the three asset classes - stocks, bonds, or cash. The trust agreement permits the Board of Trustees (the "Board") to issue and unlimited number of shares of beneficial interest of separate series without par value. The Fund is currently the only series of funds currently authorized by the Board.

Note 2 - Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A)  Portfolio Valuations

Securities, which are traded on any exchange or on the NASDAQ over-the-counter market, are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. Securities are valued as determined in good faith under the general supervision of the Board of Trustees when: market quotations are not readily available; the Adviser determines that the last bid price does not accurately reflect the current value; or restricted securities are being valued.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Fund's adviser believes such prices accurately reflect the fair market value of such services. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith under the general supervision of the Board of Trustees. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Lindbergh Signature Fund
Notes to the Financial Statements
February 28, 2002 (Unaudited) - continued

Note 2 - Significant Accounting Policies - (continued)

B)  Futures Contracts

The Fund uses index futures contracts, when appropriate, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The Fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The Fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The Fund will not effect a futures or options transaction if the aggregate value of the Fund's securities subject to outstanding futures and options would exceed 100% of the Fund's total assets. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the Fund and the prices of futures contracts, the possibility of an illiquid market, or that the counterparty will fail to perform its obligation.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

C)  Portfolio Transactions and Related Income

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

D)  Dividends and Distributions to Shareholders

The Fund intends to comply with federal tax rules regarding the distribution of substantially all of its net investment income as dividends to its shareholders on an annual basis, and to distribute its net long-term capital gains and its short-term capital gains at least once a year. However, to the extent that net realized gains of the Fund could be reduced by any capital loss carryovers, such gains will not be distributed.

E)  Federal Income Taxes

The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Lindbergh Signature Fund
Notes to the Financial Statements
February 28, 2002 (Unaudited) - continued

Note 2 - Significant Accounting Policies - (continued)
F)  Other
Generally accepted accounting principles require that permanent financial reporting/tax differences relating to shareholder distributions be reclassified to paid-in capital.

G)  Estimates

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3 - Agreements and Other Transactions with Affiliates

The Fund retains Lindbergh Capital Management, Inc., (the "Adviser") to manage the Fund's investments. The Adviser will be paid an advisory fee equal to 0.75% of the average annual net assets of the Fund. Actual total expenses, including advisory fees, will not exceed 0.75% because the Adviser's contract with the Fund requires it to reimburse fund expenses to maintain total annual fund operating expenses at 0.75% through August 31, 2002, and to inform the Fund prior to that date, if the commitment is to continue. For the six months ended February 28, 2002, the Adviser earned fees of $44,131, and waived all fees earned and reimbursed expenses to the Fund of $12,192. Certain members of management of the Adviser are also members of management of the trust.

The Fund retains Unified Financial Securities, Inc. (the "Distributor") to act as the principal distributor of the Fund's shares. The Fund has adopted a plan, pursuant to Rule 12b-1 under the Investment Company Act of 1940, which permits the Fund to pay directly, or reimburse the Fund's Adviser and Distributor, for certain distribution and promotion expenses related to marketing its shares, in an amount not to exceed 0.25% of the average daily net assets of the Fund. As of February 28, 2002 the distribution plan has not been activated

Note 4- Securities Transactions

For the six months ended February 28, 2002, purchases and sales proceeds from investment securities, excluding short-term investments were as follows:

                                                Purchases        Sales
Lindbergh Signature Fund                        $2,956,362    $6,144,978

Lindbergh Signature Fund
Notes to the Financial Statements
February 28, 2002 (Unaudited) - continued


Note 5 - Unrealized Appreciation (Depreciation)

At February 28, 2002, the cost for federal income tax purposes is $10,577,978 and the composition of gross unrealized ___ appreciation ___ (depreciation) of investment securities is as follows:
                             Appreciation      Depreciation     Net Appreciation

Lindbergh Signature Fund       $1,470,066         $(85,031)         $1,385,035

At February 28, 2002, the aggregate settlement value of open futures contracts expiring in March 2002 and the related unrealized appreciation (depreciation) were:
Fu

NASDAQ 100 Index               5                 $680,250            $(140,690)


S&P 500  Index               (12)             $(3,320,700)             $80,503

Note 6 - Related Party Transactions

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under
Section 2(a)(9) of the Investment Company Act of 1940. As of February 28, 2002 Charles Schwab & Co. holds 99.63% of outstanding Fund shares in an omnibus account for the benefit of others.

NOTICE OF PRIVACY POLICIES AND PROCEDURES

We collect non-public personal information about you from the following sources:
(i) information we receive from you on applications or other forms; and (ii) information about your transactions with us.

Our policies prohibit disclosure of non-public personal information about its present or former individual shareholders to anyone, except as permitted or required by law and except as necessary for entities providing services to us, performing functions for us or maintaining records on our behalf, to perform the applicable function.

All services provided to you are through our service providers. All records containing your non-public personal information are at our service providers. These entities include our transfer agent, administrative service provider, and investment adviser. Contracts with these entities prohibit them from disclosing non-public personal information about you, require them to restrict access to the information to those employees who need to know that information, and, require them to maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information. We restrict access to non-public personal information about you to the entities described above.